UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
 (Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2018, Emergent BioSolutions Inc. announced preliminary unaudited financial results for 2017 and guidance for 2018. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the sections entitled "History of Solid Business & Financial Growth, 2012-2017," "2017 Performance Continued Trajectory Toward 2020 Goals," and "Reconciliation Tables" of the corporate slide deck attached as Exhibit 99.2 are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

During the week of January 8, 2018, representatives of the company will be attending meetings with investors, analysts and others at the J.P. Morgan Healthcare Conference in San Francisco, California and these company representatives will present the slides attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01 Other Events.

In November 2017, we announced that in accordance with the indenture governing our 2.875% Convertible Senior Notes due 2021 (the "Notes"), we had elected to terminate holders' conversion rights with respect to the Notes effective on December 29, 2017 (the "Termination Date").  As of the Termination Date, approximately $239.4 million (95.8%) of the Notes were exchanged for approximately 8.5 million shares of our common stock by holders of the Notes.  The conversion of Notes results in approximately $10.6 million of Notes outstanding as of December 31, 2017, which bear interest at 2.875% but without a continuing right to convert into our common stock. We also repurchased 788,894 shares of our common stock in the fourth quarter of 2017 under our board-approved share repurchase program to offset the anticipated dilutive effect of the additional shares issued in accordance with the make-whole provision under the indenture governing the Notes, which is intended to compensate converting Note holders for foregone interest payments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, issued January 8, 2018.
99.2	Corporate slide deck, dated January 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: January 8, 2018	By:	/s/ ROBERT G. KRAMER, SR.
Name: Robert G. Kramer, Sr. Title: Executive Vice President, Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated January 8, 2018.
99.2	Corporate slide deck, dated January 9, 2018.